Exhibit 10.8

Power of Attorney

Shareholder: Xuejun Xie

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

I, Xuejun Xie, a Chinese citizen, hereby irrevocably authorize Ambow Online to exercise for and on behalf of me all voting rights that I have as a shareholder of Beijing Shida Ambow Education Technology Co., Ltd. during the term of this Power of Attorney, including without limitation, proposing to convene a shareholders’ meeting, attending a shareholders’ meeting and exercising the voting rights at a shareholders’ meeting.

Unless this Power of Attorney is expressly terminated by me in writing, this Power of Attorney shall be effective from April 26, 2007 for an indefinite period of time.

By:	/s/ Xuejun Xie
Xuejun Xie
Date:	April 26, 2007

Power of Attorney

Shareholder: Jianguo Xue

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

I, Jianguo Xue, a Chinese citizen, hereby irrevocably authorize Ambow Online to exercise for and on behalf of me all voting rights that I have as a shareholder of Beijing Shida Ambow Education Technology Co., Ltd. during the term of this Power of Attorney, including without limitation, proposing to convene a shareholders’ meeting, attending a shareholders’ meeting and exercising the voting rights at a shareholders’ meeting.

Unless this Power of Attorney is expressly terminated by me in writing, this Power of Attorney shall be effective from April 26, 2007 for an indefinite period of time.

By:	/s/ Jianguo Xue
Jianguo Xue
Date:	April 26, 2007